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EXHIBIT 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the Annual Report of Granite City Food & Brewery Ltd. (the "Company") on Form 10-K for the fiscal year ended December 29, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven J. Wagenheim, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 22, 2010

By:	/s/ Steven J. Wagenheim Steven J. Wagenheim President and Chief Executive Officer

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  EXHIBIT 32.1
CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350